UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

Healthpeak Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(949) 407-0400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Election of Directors

On March 14, 2023, the Board of Directors (the “Board”) of Healthpeak Properties, Inc., a Maryland corporation (the “Company”), appointed James B. Connor to serve as a director of the Board until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified. The Board determined that Mr. Connor qualifies as an independent director under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission (the “SEC”).

Mr. Connor has entered into the Company’s standard form of Director’s Indemnification Agreement (incorporated herein by reference to Exhibit 10.21 to the Company’s Form 10-K filed with the SEC on February 12, 2008). Mr. Connor will receive a prorated annual cash retainer, prorated from the date of his appointment to the Board until the date of the Company’s next annual meeting of stockholders, and will otherwise participate in the compensation and benefits program for non-employee directors as described in the section titled “Director Compensation—2021” of the Company’s Definitive Proxy Statement filed with the SEC on March 17, 2022.

Other than the director compensation arrangements described above, there is no arrangement or understanding between Mr. Connor and any other persons pursuant to which he was selected as a director of the Company. Furthermore, the Company has not been since the beginning of the last fiscal year, and is not currently proposed to be, a participant in any related party transaction with Mr. Connor within the meaning of Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On March 14, 2023, the Company issued a press release announcing the appointment of Mr. Connor to the Company’s Board. The text of the press release is furnished herewith as Exhibit 99.1 and is specifically incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release attached as Exhibit 99.1 hereto, is being furnished to the SEC and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

No.	Description
99.1	Press Release dated March 14, 2023
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2023

Healthpeak Properties, Inc.

By:	/s/ Jeffrey H. Miller
Jeffrey H. Miller
General Counsel